SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS GNMA Fund
DWS Government & Agency Securities Portfolio
DWS Short Duration Fund
DWS Treasury Portfolio
The following disclosure is added under the “MAIN RISKS” section of the summary prospectus(es) and under the “MAIN RISKS” heading of the summary section and within the “FUND DETAILS” section of each fund’s prospectus(es):
US Government default risk. Due to the rising US government debt burden and potential limitations caused by the statutory debt ceiling, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. In the past, US sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and the fund. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities, cause the credit rating of the US government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of US Treasury securities and/or increase the costs of certain kinds of debt.
Please Retain This Supplement for Future Reference
May 30, 2023
PROSTKR23-65